UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 18, 2014

METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

212-578-2211

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On December 18, 2014, MetLife, Inc. (the “Company”) issued a news release that included its statement after the Financial Stability Oversight Council (“FSOC”) notified the Company that it has been designated a non-bank Systemically Important Financial Institution (“SIFI”). The news release is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

Item 8.01.	Other Events.

On December 18, 2014, the Company received notice that the FSOC has made a final determination that the Company is to be supervised by the Board of Governors of the Federal Reserve System as a non-bank SIFI and subject to stricter prudential regulatory standards pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Under the Dodd-Frank Act, within 30 days following receipt of the notice, the Company is entitled to bring an action in U.S. federal court for an order requiring that the final determination be rescinded.

As a non-bank SIFI, the Company will be subject to enhanced prudential standards under the Dodd-Frank Act, which may include requirements regarding risk-based capital and leverage, liquidity, stress-testing, overall risk management, resolution plans and early remediation, and may also include additional standards regarding capital, public disclosure, short-term debt limits, and other related subjects as appropriate. For more information regarding the potential impact of the Dodd-Frank Act on the Company, including as a result of these stricter prudential standards, see “Business—U.S. Regulation— Potential Regulation as a Non-Bank SIFI” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 (“2013 Annual Report”), as well as “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Industry Trends — Regulatory Developments — U.S. Regulatory Developments — Potential Regulation as a Non-Bank SIFI” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014. See also “Risk Factors” included in the 2013 Annual Report, as modified by “Risk Factors” included in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014.

Item 9.01.	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

99.1	News release of MetLife, Inc., dated December 18, 2014, including the Company’s statement after the FSOC notified the Company that it has been designated a non-bank SIFI.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Timothy J. Ring
Name: Timothy J. Ring
Title: Senior Vice President and Secretary

Date: December 18, 2014

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT

99.1	News release of MetLife, Inc., dated December 18, 2014, including the Company’s statement after the FSOC notified the Company that it has been designated a non-bank SIFI.

5